SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Mercury Computer Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MERCURY COMPUTER SYSTEMS, INC.

199 RIVERNECK ROAD

CHELMSFORD, MA 01824

(978) 256-1300

October 14, 2003

Dear Stockholder:

Mercury Computer Systems, Inc. will hold a Special Meeting of Stockholders in lieu of the 2003 Annual Meeting of Stockholders on November 17, 2003 beginning at 10:00 a.m., local time, at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109. We look forward to your attending either in person or by proxy, but please note that due to new security procedures, you will be required to show a form of picture identification to gain access to the offices of Goodwin Procter LLP if you plan to attend the special meeting. The enclosed notice of meeting, the proxy statement and the proxy card from the Board of Directors describe the matters to be acted upon at the meeting.

This year’s meeting will be a business meeting only with no additional presentations from our business unit executives. The agenda for the meeting includes proposals regarding (1) the election of two Class III directors, (2) the authorization of an increase in the number of shares issuable pursuant to the company’s 1997 Stock Option Plan, and (3) the authorization of grants of restricted stock under the company’s 1997 Stock Option Plan up to 100,000 shares in the aggregate. The Board of Directors recommends that you vote FOR the election of its slate of nominees for director, FOR an increase in the number of shares issuable pursuant to the 1997 Stock Option Plan, and FOR the authorization of grants of restricted stock under the 1997 Stock Option Plan.

Please refer to the enclosed proxy statement for detailed information on each of the proposals. If you have any further questions concerning the meeting or the proposals, please feel free to contact us at (978) 256-1300. Your vote is important. Whether or not you expect to attend the meeting, your shares should be represented. Therefore, we urge you to complete, sign, date and promptly return the enclosed proxy.

On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in our company.

Sincerely yours,

JAMES R. BERTELLI President and Chief Executive Officer

MERCURY COMPUTER SYSTEMS, INC.

Notice of Special Meeting of Stockholders in Lieu of the

2003 Annual Meeting of Stockholders

To Be Held November 17, 2003

To the Stockholders:

A Special Meeting of the Stockholders of MERCURY COMPUTER SYSTEMS, INC. in lieu of the 2003 Annual Meeting of Stockholders will be held on Monday, November 17, 2003 at 10:00 a.m., local time, at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109, for the following purposes:

1.  To elect two Class III directors, each to serve for a three-year term, as more fully described in the accompanying proxy statement.

2.  To consider and act upon a proposal to approve an amendment to the 1997 Stock Option Plan to increase the number of shares of common stock authorized for issuance thereunder by 1,000,000 shares, from 6,650,000 shares to 7,650,000 shares.

3.  To consider and act upon a proposal to approve an amendment to the 1997 Stock Option Plan to authorize grants of restricted stock thereunder up to 100,000 shares in the aggregate and to make corresponding changes to the 1997 Stock Option Plan where appropriate.

4.  To consider and act upon any other business which may properly come before the meeting or at any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on October 3, 2003 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

ANTHONY J. MEDAGLIA, JR. Clerk

Chelmsford, Massachusetts

October 14, 2003

MERCURY COMPUTER SYSTEMS, INC.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mercury Computer Systems, Inc. (the “Corporation”) for use at the Special Meeting of Stockholders in lieu of the 2003 Annual Meeting of Stockholders to be held on Monday, November 17, 2003, at the time and place set forth in the accompanying notice of the meeting, and at any adjournments or postponements thereof. The approximate date on which this proxy statement and form of proxy are first being sent to stockholders is on or about October 14, 2003.

The Corporation’s principal executive offices are located at 199 Riverneck Road, Chelmsford, Massachusetts 01824, telephone number (978) 256-1300.

VOTING AND REVOCABILITY OF PROXIES

If the enclosed proxy is properly executed and is received prior to the meeting, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted FOR the election of the nominees for Class III director as set forth in this proxy statement, FOR the amendment to the Corporation’s 1997 Stock Option Plan (the “1997 Plan”) to increase the number of shares authorized for issuance thereunder, and FOR the amendment to the 1997 Plan to authorize grants of restricted stock. It is not anticipated that any matters other than those set forth in this proxy statement will be presented at the meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, by giving a duly executed proxy bearing a later date, or by giving written notice of revocation to the Clerk of the Corporation any time before the proxy is exercised. A stockholder of record attending the meeting may vote in person whether or not a proxy has been previously given, but the presence, without further action, of a stockholder at the meeting will not constitute revocation of a previously given proxy.

QUORUM AND REQUIRED VOTE

The holders of a majority in interest of all shares of common stock, par value $.01 per share (“Common Stock”), issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for the transaction of business. The election of a nominee for director will be decided by plurality vote. Votes may be cast for or withheld from each nominee. Each proposal to amend the 1997 Plan requires the affirmative vote of a majority of voting shares present in person or represented by proxy at the meeting (following the determination of a quorum). Both abstentions and broker “non-votes” (that is, shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) are counted as present for the purposes of determining the existence of a quorum for the transaction of business. However, for purposes of determining the number of shares voting on a particular proposal, abstentions and broker “non-votes” are not counted as votes cast or shares voting.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on October 3, 2003 are entitled to notice of and to vote at the meeting. At the close of business on that date, there were 21,025,521 shares of Common Stock outstanding and entitled to vote. Each outstanding share of the Corporation’s Common Stock entitles the record holder to cast one vote for each matter to be voted upon.

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

Pursuant to Massachusetts law, the Corporation’s Board of Directors is divided into three classes, with each class as nearly equal in number as possible. Presently, the Board of Directors consists of seven members, with Dr. Albert Belle Isle, Lee C. Steele and Dr. Richard P. Wishner serving as Class I Directors; Dr. Gordon B. Baty and Sherman N. Mullin serving as Class II directors; and James R. Bertelli and Russell K. Johnsen serving as Class III Directors. Mr. Steele and Dr. Wishner were appointed to the Board of Directors in June 2003. James A. Dwyer and Richard P. Wallace also served as directors of the Corporation during fiscal year 2003, but subsequently resigned from the Board of Directors in September 2003.

The terms of the Class I, Class II and Class III directors expire in 2004, 2005 and 2003, respectively. Following expiration of its respective current term, each class is then nominated for election for a subsequent three-year term. It is proposed that the Class III nominees listed below, whose terms expire at this meeting, be elected to serve terms of three years and in each case until their successors are duly elected and qualified or until they sooner die, resign or are removed.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS III NOMINEES LISTED BELOW.

Information Regarding Directors

The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the Class III nominees named below. If any such nominee should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute as the Board of Directors may recommend. There are no family relationships between any director or executive officer of the Corporation, except that James R. Bertelli, Chairman, President and Chief Executive Officer of the Corporation, is the brother of David L. Bertelli, Senior Vice President, Organizational Development of the Corporation.

Set forth below is certain information furnished to the Corporation by the director nominees and by each of the incumbent directors whose terms will continue after the meeting.

Name	Age	Year First Elected a Director	Position with the Corporation or Principal Occupation During Past Five Years
Class III Directors—Nominated for a Term Ending in 2006:

James R. Bertelli	63	1981	Mr. Bertelli co-founded the Corporation in 1981, and has served as the Corporation’s President, Chief Executive Officer, and a director since that time and has served as the Chairman of the Board of Directors since April 15, 2002. Prior to founding the Corporation, Mr. Bertelli founded a manufacturer’s representative organization after a brief period at Analogic Corporation in sales management positions. Prior to that, Mr. Bertelli served as a marketing manager for Digital Equipment Corporation’s telephone industry products group. After a tour of duty in the Army Signal Corps, Mr. Bertelli began his high-tech career with RCA Corporation as a computer systems analyst, and later moved into computer sales with RCA and Univac.

Russell K. Johnsen	49	2001	Mr. Johnsen is currently Chairman & CEO of AgileView Software, Inc., a start-up enterprise company, and President of Delumina, Inc., a technology strategic consulting and investment firm. He previously served as Vice President for corporate business development and Vice President/General Manager of the Communications Products Division at Analog Devices. Prior to Analog Devices, Mr. Johnsen filled various senior management roles at National Semiconductor Corp.

Name	Age	Year First Elected a Director	Position with the Corporation or Principal Occupation During Past Five Years

Class I Directors—Serving a Term Ending in 2004:

Dr. Albert P. Belle Isle.	60	1986	Dr. Belle Isle is a private investor in technology-based companies. He is presently Chairman of the Board of PredatorWatch, Inc., a software company, and was President of Custom Silicon, Inc., a semiconductor company. He previously served as a Vice President of Wang Laboratories, Inc. and in various technical and business management positions during fifteen years with the General Electric Company.

Lee C. Steele.	54	2003	Mr. Steele is currently a partner with Tatum Partners LLP. Previously, Mr. Steele served as Senior Vice President, CFO, and Treasurer of ARIAD Pharmaceuticals Inc., a NASDAQ-listed, development stage biopharmaceuticals firm. Prior to joining ARIAD, Mr. Steele served as Vice President, CFO, and Treasurer of American Science & Engineering Inc. (“AS&E”), an AMEX-listed manufacturer of high-technology security systems and medical devices. Prior to joining AS&E, Mr. Steele was a consulting partner with Deloitte & Touche.

Dr. Richard P. Wishner.	68	2003	Dr. Wishner has been associated both directly and as a consultant with the Defense Advanced Research Projects Agency (“DARPA”) for a number of years, serving as Director of its Information Exploitation Office from December 2001 through November 2002, and as Assistant Director of its Information Systems Office between 1994 and 1997. Between May 1997 and August 2001, he served as a member of the Senate Select Committee on Intelligence Technical Advisory Group, as a consultant to the Defense Science Board, and as a consultant to the Director of DARPA. Prior to joining DARPA in 1994, Dr. Wishner served briefly in the Office of the Secretary of Defense

Name	Age	Year First Elected a Director	Position with the Corporation or Principal Occupation During Past Five Years

			where he was Assistant Deputy Undersecretary of Defense (Advanced Technology) for Special Projects. He also served as CEO of Advanced Decision Systems, a privately owned artificial intelligence company.

Class II Directors—Serving a Term Ending in 2005:

Dr. Gordon B. Baty.	64	1983	Dr. Baty has been a partner of Zero Stage Capital Co., Inc., a venture capital firm, since 1986. Dr. Baty was the founder and Chief Executive Officer of Icon Corporation, Context Corporation, and Wormser Engineering, Inc. Dr. Baty is also a director of five private companies and a director of The Charles Stark Draper Laboratory, Inc. at the Massachusetts Institute of Technology.

Sherman N. Mullin.	68	1994	Mr. Mullin served as President of Lockheed Advanced Development Company, a defense contractor, from 1990 through 1994. Previously, Mr. Mullin held other engineering and management positions with Lockheed Corporation, an aerospace company, from 1959 to 1990. Mr. Mullin served as an ad hoc advisor to the U.S. Air Force Scientific Advisory Board from 1994 to 2000. He is a Fellow of the American Institute of Aeronautics and Astronautics.

Board of Directors Meetings and Directors’ Compensation

During fiscal year 2003, there were ten (10) meetings of the Board of Directors of the Corporation, seven (7) meetings of the Audit Committee, five (5) meetings of the Compensation Committee, and two (2) meetings of the Nominating Committee. All of the directors attended during fiscal year 2003 at least seventy-five percent (75%) of the aggregate of (a) the total number of meetings of the Board of Directors (held during the periods they were directors) and (b) the total number of meetings held by committees of the Board of Directors on which they served (during the periods they served).

Each director who is not an employee of the Corporation receives cash compensation in the amount of $10,000 for the fiscal year, paid in quarterly installments, plus an additional $2,500 for each meeting attended, as well as reimbursement for reasonable expenses incurred in connection with attendance at Board and committee meetings. In addition, committee members and the committee chairman receive an annual retainer of $1,500 and

$2,000, respectively, as well as an additional $300 for attending a meeting not held on the same day as a meeting of the Board of Directors. The cash compensation paid to the current directors in their capacity as such during fiscal year 2003 was as follows:

Director	Cash Compensation
Dr. Gordon B. Baty.	$38,600
Dr. Albert P. Belle Isle	$39,600
Russell K. Johnsen.	$36,100
Sherman N. Mullin	$36,100

In addition to cash compensation, directors are also granted options pursuant to the 1997 Plan. During fiscal year 2003, Drs. Baty and Belle Isle and Messrs. Johnsen and Mullin each were granted an option to purchase 6,000 shares at an exercise price of $19.48 per share. In addition, Mr. Steele and Dr. Wishner each were granted an option to purchase 12,500 shares at an exercise price of $19.00 per share. Mr. Steele and Dr. Wishner did not receive any cash compensation during fiscal year 2003 for their service as directors, as they were appointed to the Board in June 2003, just prior to the close of the Corporation’s fiscal year.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee.

The members of the Audit Committee during fiscal year 2003 were Dr. Baty, Dr. Belle Isle and Mr. Johnsen. Mr. Steele joined the Audit Committee effective July 28, 2003. The Audit Committee oversees management’s conduct of the Corporation’s financial reporting process, including by overviewing the financial reports and other financial information provided by the Corporation’s systems of internal accounting and financial controls, and the annual independent audit of the Corporation’s financial statements. The Audit Committee also reviews the scope of the Corporation’s engagement of its independent public auditors, preapproves all audit and non audit services provided by the auditors and related fees, and discusses with management and the auditors the quality and adequacy of the Corporation’s internal accounting controls.

The Compensation Committee is currently comprised of Mr. Mullin, Mr. Johnsen and Dr. Wishner. Dr. Wishner joined the Compensation Committee in September 2003 and, thus, he did not participate in any meetings with respect to fiscal year 2003. The Compensation Committee is authorized to review and make recommendations to the Board of Directors regarding the salaries and bonuses to be paid executive officers and to administer the Corporation’s various stock option and stock purchase plans.

The members of the Nominating Committee are Dr. Baty, Dr. Belle Isle and Mr. Mullin. The Nominating Committee recommends nominees to the Board of Directors, and has recommended the nominees for election at the meeting. The Nominating Committee will consider nominees recommended by stockholders if the stockholder submits the nomination in compliance with applicable requirements. Stockholders who wish to submit names of candidates for consideration as nominees may submit an appropriate letter and resume to the Clerk of the Corporation at the Corporation’s principal executive office in Chelmsford, Massachusetts. See “Deadlines for Submission of Stockholder Proposals.”

PROPOSAL 2: AMENDMENT TO 1997 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER

There will be presented at the meeting a proposal to approve an amendment to the Corporation’s 1997 Stock Option Plan, which amendment was approved by the Board of Directors on July 28, 2003. The amendment provides for the number of shares of Common Stock authorized for issuance under the 1997 Plan to be increased from 6,650,000 shares to 7,650,000 shares. As of August 31, 2003, options for the purchase of 4,458,726 shares of Common Stock were outstanding under the 1997 Plan. Please see the description of the 1997 Plan immediately following the recommendation of the Board of Directors regarding Proposal 3 below for additional information about the 1997 Plan.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1997 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES.

PROPOSAL 3: AMENDMENT TO 1997 STOCK OPTION PLAN TO AUTHORIZE

GRANTS OF RESTRICTED STOCK THEREUNDER UP TO 100,000 SHARES IN THE AGGREGATE

There will be presented at the meeting a proposal to approve an amendment to the 1997 Plan, which amendment was approved by the Board of Directors on September 12, 2003. The amendment provides for the authorization of grants of restricted stock under the 1997 Plan up to 100,000 shares in the aggregate and corresponding changes to the general provisions of the 1997 Plan with regard to such restricted stock where appropriate.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1997 PLAN TO AUTHORIZE GRANTS OF RESTRICTED STOCK THEREUNDER UP TO 100,000 SHARES IN THE AGGREGATE.

Introduction to the 1997 Plan

The 1997 Plan provides for the granting of both incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and non-qualified options which are not intended to meet the requirements of the Code.

The 1997 Plan is intended to encourage ownership of the stock of the Corporation by employees of, and other key individuals engaged to provide services to, the Corporation and its subsidiaries, including directors, to induce qualified personnel to enter and remain in the employ of, or otherwise provide services to, the Corporation or its subsidiaries, and to provide additional incentive for optionees to promote the success of the Corporation’s business. The 1997 Plan is administered by the Compensation Committee, which consists of two or more members of the Corporation’s Board of Directors. The members of the Compensation Committee are appointed by the Board of Directors and the Board may from time to time appoint a member or members of the

Compensation Committee in substitution for or in addition to the member or members then in office, and may fill vacancies on the Compensation Committee, however caused. The present members of the Compensation Committee are Sherman N. Mullin, Chairman, Russell K. Johnsen and Dr. Richard P. Wishner, c/o Mercury Computer Systems, Inc., 199 Riverneck Road, Chelmsford, Massachusetts 01824.

Summary of Amendments to the 1997 Plan

The Board of Directors believes that the remaining number of shares of Common Stock is not sufficient for future granting needs under the 1997 Plan. Accordingly, the first proposed amendment to the 1997 Plan increases the number of shares of Common Stock authorized for issuance under the 1997 Plan from 6,650,000 shares to 7,650,000 shares. Based solely on the closing price of the Common Stock as reported on The Nasdaq National Market on October 3, 2003 of $22.25 per share, the maximum aggregate market value of the additional 1,000,000 shares of Common Stock authorized for issuance under the 1997 Plan would be $22,250,000. The Board of Directors believes that these additional shares would result in an adequate number of shares of Common Stock being available for grant under the 1997 Plan.

The maximum number of shares of the Corporation’s Common Stock for which options may be granted under the 1997 Plan is subject to adjustments for capital changes. Shares issued under the 1997 Plan may be authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury. As of August 31, 2003, options for the purchase of 4,458,726 shares of Common Stock were outstanding under the 1997 Plan and 1,015,958 shares were available for new grants under the 1997 Plan.

The Board of Directors further believes that it should have the flexibility to make equity grants in a form other than options, such as restricted stock, in order to adjust to market trends and possible changes in accounting rules. Accordingly, the second proposed amendment to the 1997 Plan authorizes grants of restricted stock under the 1997 Plan and corresponding changes to the general provisions of the 1997 Plan with regard to such restricted stock where appropriate. Under the terms of the restricted stock awards, the Compensation Committee may grant shares of common stock to any participant subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Corporation through a specified vesting period. The vesting period shall be determined by the Compensation Committee; provided, however, that in the case of any performance-based goals, the vesting period will not be less than one year, and in the case of any continued employment requirements, the vesting period will not be less than three years. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his award of restricted stock. The maximum number of shares of the Corporation’s Common Stock that may be issued in the form of restricted stock under the 1997 Plan is 100,000 shares in the aggregate.

Summary of Other Principal Provisions of the 1997 Plan

Set forth below is a summary of other principal provisions of the 1997 Plan, a copy of which, together with the proposed amendments, may be obtained from the Clerk of the Corporation upon request. The affirmative vote of the holders of at least a majority of the shares of Common Stock voting in person or by proxy at the meeting will be required for approval of each amendment to the 1997 Plan.

Options.    The 1997 Plan provides that options designated as incentive stock options may be granted only to employees (including officers and directors who are also employees) of the Corporation or any subsidiary. Options designated as non-qualified options may be granted to officers, directors, employees, consultants and advisors of the Corporation or any of its subsidiaries.

In determining the eligibility of an individual to be granted an option, as well as in determining the number of options to be granted to any individual, the Compensation Committee takes into account the position and responsibilities of the individual being considered, the nature and value to the Corporation or its subsidiaries of the individual’s service and accomplishments, his or her present and potential contribution to the success of the Corporation or its subsidiaries, and such other factors as the Compensation Committee deems relevant. The number of individuals potentially eligible to participate in the 1997 Plan is approximately 580 people.

To satisfy Section 162(m) of the Code, the maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Corporation shall not exceed 200,000, taking into account shares granted during such taxable period under options that have terminated.

Terms and Provisions of Options.    Options granted under the 1997 Plan are exercisable at such times and during such period as is set forth in the option agreement, but no option granted under the 1997 Plan can have a term in excess of ten (10) years from the date of grant. The option agreement may contain such provisions and conditions as may be determined by the Compensation Committee. The option exercise price for options designated as non-qualified stock options granted under the 1997 Plan is determined by the Compensation Committee, but in no event shall be less than 100% of the fair market value of the underlying Common Stock at the time such option is granted. The option exercise price for incentive stock options granted under the 1997 Plan shall be no less than 100% of the fair market value of the Common Stock of the Corporation at the time the option is granted. Options granted under the 1997 Plan may provide for the payment of the exercise price by delivery of cash or shares of Common Stock of the Corporation owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or any combination thereof; provided, however, that the payment of the exercise price by delivery of shares of Common Stock of the Corporation owned by the optionee may be made only if the payment does not result in a charge to earnings for financial accounting purposes, as determined by the Compensation Committee.

The right of any optionee to exercise an option granted under the 1997 Plan is not assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him or her; provided, however, that in the case of a non-qualified stock option, the Compensation Committee may permit transferability of such option on such terms and conditions as determined by the Compensation Committee and set forth in an option agreement.

An option granted to any employee optionee who ceases to be an employee of the Corporation or one or its subsidiaries shall terminate ninety (90) days after the date such optionee ceases to be an employee of the Corporation or one of its subsidiaries. If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such an option will terminate immediately on the date the optionee ceases to be an employee of the Corporation or one of its subsidiaries. If such termination of employment is because the optionee has become permanently disabled, the option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee. In the event of the death of the optionee, the option shall terminate on the last day of the twelfth month from the date of death. If such termination of employment is because of the retirement of the optionee on or after attaining the minimum age, completing the minimum number of years of service, and satisfying all other conditions specified for retirement status under the Corporation’s Retirement Policy Statement as in effect at the time of the grant of the option, such option will terminate on the date that is five (5) years after the date the optionee ceases to be an employee of the Corporation or one of its subsidiaries. An option granted to a non-employee director, a consultant, or any other person who is not an employee of the Corporation or one of its subsidiaries shall be exercisable only to the extent so provided in the optionee’s agreement. In no event shall an option be exercisable after the date upon which it expires by its terms. The Compensation Committee has the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate.

An option granted to an employee optionee who ceases to be an employee of the Corporation or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Corporation or one of its subsidiaries. In the event of the death of any optionee, the option granted to such optionee may be exercised by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

Recapitalization; Reorganization; Change of Control.    The 1997 Plan provides that the number and kind of shares as to which options or shares of restricted stock may be granted thereunder and as to which outstanding options then unexercised shall be exercisable shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock. In addition, unless otherwise determined by the Compensation Committee in its sole discretion, in the case of any sale or conveyance to another entity of all or substantially all of the property and assets of the Corporation or a Change of Control as defined in the 1997 Plan, the purchaser of the Corporation’s assets or stock may deliver to the optionee or holder of restricted stock the same kind of consideration that is delivered to the stockholders of the Corporation as a result of the sale, conveyance or Change of Control or the Compensation Committee may cancel all outstanding options or shares of restricted stock in exchange for consideration in cash or in kind, which consideration shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise has been made prior to such sale, conveyance or a Change of Control, less the option price therefor, or the value of those shares or other securities the holder of restricted stock would have received had the shares of restricted stock vested (to the extent they would have vested as of such date) and no disposition of the vested shares has been made prior to such sale, conveyance or a Change of Control.

The Compensation Committee shall also have the power to accelerate the exercisability of any options or shares of restricted stock, notwithstanding any limitations in the 1997 Plan or in the option or restricted stock agreement, upon such a sale, conveyance or Change of Control. A “Change of Control” is defined in the 1997 Plan as having occurred if any of the following conditions have occurred: (1) the merger or consolidation of the Corporation with another entity where the Corporation is not the surviving entity and where after the merger or consolidation (a) its stockholders prior to the merger or consolidation hold less than 50% of the voting stock of the surviving entity and (b) its directors prior to the merger or consolidation are less than a majority of the Board of the surviving entity; (2) the sale of all or substantially all of the Corporation’s assets to a third party and subsequent to the transaction (a) its stockholders hold less than 50% of the stock of said third party and (b) its directors are less than a majority of the board of said third party; (3) a transaction or series of related transactions, including a merger of the Corporation with another entity where the Corporation is the surviving entity, whereby 50% or more of the voting stock of the Corporation is transferred to parties who are not prior thereto stockholders or affiliates of the Corporation; or (4) the Continuing Directors shall not constitute a majority of the Board of Directors of the Corporation. The term “Continuing Directors” shall mean a member of the Board of Directors of the Corporation who either was a member of the Board of Directors of the Corporation on the date the 1997 Plan was adopted by the Board of Directors or who subsequently became a director of the Corporation and whose initial appointment, initial election or initial nomination for election by the Corporation’s stockholders subsequent to such date was approved by a vote of a majority of the Continuing Directors then on the Board of Directors of the Corporation. Upon dissolution or liquidation of the Corporation, all options and shares of restricted stock granted under the 1997 Plan shall terminate, but each optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable. The Compensation Committee shall have the right to accelerate the vesting of any award or take such other action with respect thereto as the Compensation Committee shall in its sole discretion determine in the event of any contemplated dissolution or liquidation of the Corporation.

Termination and Amendment.    Unless sooner terminated, the 1997 Plan shall terminate ten (10) years from June 5, 1997, the date upon which it was adopted by the Board of Directors. The Board of Directors may at any time terminate the 1997 Plan or make such modification or amendment as it deems advisable; provided, however, that the Board of Directors may not, without stockholder approval, increase the maximum number of shares for which options and shares of restricted stock may be granted or change the designation of the class of persons eligible to receive options under the 1997 Plan or make any other change in the 1997 Plan which requires stockholder approval under applicable law or regulations. The Compensation Committee may terminate, amend or modify any outstanding option without the consent of the option holder; provided, however, that without the consent of the optionee, the Compensation Committee shall not change the number of shares subject to an option nor the exercise price thereof, nor extend the term of such option.

Tax Effects of Plan Participation

Options granted under the 1997 Plan are intended to be either incentive stock options, as defined in Section 422 of the Code, or non-qualified stock options.

Incentive Stock Options.    Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. If the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of exercise and for at least two years after the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price (the stock’s basis) and the amount received for such shares upon disposition.

In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a “disqualifying disposition”), the optionee generally will realize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, if the optionee holds the stock as a capital asset, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and the optionee’s basis in the stock. Under current law, an optionee will not have any additional FICA (Social Security taxes) upon exercise of an incentive stock option.

For alternative minimum tax purposes, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income for alternative minimum tax purposes. If the alternative minimum tax applies to the optionee, an alternative minimum tax credit may reduce the regular tax upon eventual disposition of the stock.

The Corporation will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. However, upon a disqualifying disposition by the optionee of shares acquired upon exercise of the incentive stock option, the Corporation will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

The Internal Revenue Service will treat the exercise of an option with previously acquired stock of the Corporation as, in effect, two separate transactions. Pursuant to Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all of the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance will also be tax-free (unless the alternative minimum tax applies, as described above). The optionee’s basis in these additional new shares will be zero and the optionee’s holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements that must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

Non-qualified Stock Options.    As in the case of incentive stock options, no income is recognized by the optionee on the grant of a non-qualified stock option. On the exercise by an optionee of a non-qualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (1) taxable to the optionee as ordinary income and (2) deductible for income tax purposes by the Corporation. The optionee’s tax basis in his stock will equal his or her cost for the stock plus the amount of ordinary income the optionee had to recognize with respect to the non-qualified stock option. Upon exercise, the optionee will also be subject to FICA (Social Security taxes) on the excess of the fair market value over the exercise price of the option.

The Internal Revenue Service will treat the exercise of a non-qualified stock option with already owned stock of the Corporation as two transactions. First, there will be a tax-free exchange of the old shares for a like number of shares under Section 1036 of the Code, with such exchanged shares retaining the basis and holding period of the old shares. Second, there will be an issuance of additional new shares having a value equal to the difference between the fair market value of all new shares being acquired (including the exchanged shares and the additional new shares) and the aggregate option price for those shares. The employee will recognize ordinary income under Section 83 of the Code, in an amount equal to the fair market value of the additional new shares (i.e., the spread on the option). The additional new shares will have a basis equal to the fair market value of the additional new shares and the optionee’s holding period for the additional new shares will commence on the date on which the shares are transferred.

If the optionee holds the stock as a capital asset, upon a subsequent disposition of stock acquired upon the exercise of a non-qualified stock option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock equal to the difference between the amount realized upon disposition of the stock by the optionee and the optionee’s basis in the stock.

New Plan Benefits

It is not possible to state the persons who will receive options or awards under the 1997 Plan in the future, nor the amount of options or awards, which will be granted thereunder. The following table provides information with respect to options granted under the 1997 Plan in the fiscal year ended June 30, 2003. See “Summary of Other Principal Provisions of the 1997 Plan” for a description of the options which are provided for under the 1997 Plan.

Name and Position	Dollar Value (1)	1997 Plan Stock Options	Exercise Price
James R. Bertelli, President and CEO	$1,361,243	115,000	$16.45
Robert D. Becker, Senior Vice President, Engineering and Operations	519,802	38,000	$19.01
David L. Bertelli, Senior Vice President, Organizational Development	341,975	25,000	$19.01
Douglas F. Flood, Vice President, Corporate Development	184,666	13,500	$19.01
Vincent A. Mancuso, Vice President, Corporate Marketing	205,185	15,000	$19.01
John F. Alexander II, Former Senior Vice President, Treasurer and CFO	127,364	7,500	$23.60
All executive officers as a group	4,254,725	323,500	$16.45-$23.60
All non-executive officer directors	664,057	49,000	$19.00-$19.48
Employees as a group (excluding executive officers)	8,178,455	555,500	$18.20-$30.16

(1)	The dollar value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model utilizing the following weighted-average assumptions: (a) expected risk-free interest rate of 4.4% in 2003; (b) expected option life of 6 years; (c) expected stock volatility of 81.0% for June 30, 2003; and (d) expected dividend yield of 0.0%.

Equity Compensation Plans

The following table sets forth information as of June 30, 2003 with respect to compensation plans under which equity securities of the Corporation are authorized for issuance. The table does not include information about the proposed amendment to the 1997 Plan which is being submitted for stockholder approval at the meeting. For more information regarding the Corporation’s equity compensation plans, see “Executive Compensation—Stock Option and Stock Purchase Plans.”

	(1)		(2)	(3)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))
Equity compensation plans approved by stockholders(a)	4,222,766	(b)	$24.52	1,703,918	(c)
Equity compensation plans not approved by stockholders	—		—	—

TOTAL	4,222,766		$24.52	1,703,918

(a)	Consists of the Corporation’s 1991 Stock Option Plan, 1993 Stock Option Plan for Non-Employee Directors, 1997 Plan and 1998 Stock Option Plan for Non-Employee Directors.
(b)	Does not include purchase rights under the Corporation’s Employee Stock Purchase Plan (“ESPP”), as the purchase price and number of shares to be purchased is not determined until the end of the relevant purchase period.
(c)	Includes 252,476 shares available for future issuance under the ESPP. The Corporation is no longer permitted to grant options under its 1982, 1993 and 1998 Plans.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table shows any person who is known by the Corporation to be the beneficial owner of more than five percent of the outstanding Common Stock of the Corporation. For purposes of this proxy statement, beneficial ownership is defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and means generally the direct or indirect power to vote or dispose of the securities, regardless of any economic interest therein. The percentage ownership number is based on 21,002,711 shares outstanding as of August 31, 2003.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Barclay’s Global Investors, N.A. (1)	1,724,545	8.2%
Capital Research and Management Company (2)	1,770,000	8.4%

(1)	This information has been derived from a Schedule 13F filed with the Securities and Exchange Commission reporting beneficial ownership as of June 30, 2003. The reporting entity’s address is 45 Freemont Street, San Francisco, California 94105.
(2)	This information has been derived from a Schedule 13F filed with the Securities and Exchange Commission reporting beneficial ownership as of June 30, 2003. The reporting entity’s address is 333 South Hope Street, Los Angeles, California 90071.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following information is furnished as of August 31, 2003, with respect to Common Stock of the Corporation beneficially owned within the meaning of Rule 13d-3 by: (1) all directors of the Corporation and each director nominee; (2) the Chief Executive Officer of the Corporation and the four most highly compensated executive officers of the Corporation other than the Chief Executive Officer; (3) one individual who would have been among these four most highly compensated executive officers had he been an executive officer of the Corporation at the end of fiscal year 2003; and (4) all directors and executive officers as a group. Unless otherwise indicated, the individuals named below held sole voting and investment power over the shares listed below.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned	Percent of Class(1)
James R. Bertelli (2)	969,873	4.6%
John F. Alexander II	810	**
Dr. Gordon B. Baty (3)	74,188	**
Robert D. Becker (4)	37,184	**
Dr. Albert P. Belle Isle (5).	101,065	**
David L. Bertelli (6)	53,070	**
Douglas F. Flood (7)	62,608	**
Russell K. Johnsen (8)	25,847	**
Vincent A. Mancuso (9)	71,469	**
Sherman N. Mullin (10)	50,289	**
Lee C. Steele	0	**
Dr. Richard P. Wishner	500	**
All directors and executive officers as a group (16 persons) (11)	1,685,302	7.8%

*	Unless otherwise indicated, the address is c/o Mercury Computer Systems, Inc., 199 Riverneck Road, Chelmsford, Massachusetts 01824.
**	Less than 1.0%.
(1)	Percentages are calculated on the basis of 21,002,711 shares of Common Stock outstanding as of August 31, 2003. Options to purchase shares of Common Stock that are exercisable within 60 days of August 31, 2003 are deemed outstanding for computing the ownership of each director or executive officer as a percentage of the total number of shares outstanding, but are not deemed outstanding for computing the percentage of any other person.
(2)	Includes 12,400 shares owned by Mr. Bertelli’s spouse, with respect to which shares Mr. Bertelli disclaims beneficial ownership, and options to purchase 232,503 shares exercisable within 60 days of August 31, 2003.
(3)	Includes options to purchase 40,709 shares exercisable within 60 days of August 31, 2003.
(4)	Includes options to purchase 37,184 shares exercisable within 60 days of August 31, 2003.
(5)	Includes options to purchase 31,065 shares exercisable within 60 days of August 31, 2003.
(6)	Includes options to purchase 41,070 shares exercisable within 60 days of August 31, 2003.
(7)	Includes options to purchase 61,654 shares exercisable within 60 days of August 31, 2003.
(8)	Includes options to purchase 22,847 shares exercisable within 60 days of August 31, 2003.
(9)	Includes options to purchase 49,880 shares exercisable within 60 days of August 31, 2003.
(10)	Includes options to purchase 34,689 shares exercisable within 60 days of August 31, 2003.
(11)	Includes options to purchase 551,601 shares exercisable within 60 days of August 31, 2003.

Notwithstanding anything to the contrary set forth in any of the Corporation’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings, including this proxy statement, in whole or in part, the following Report of the Compensation Committee on Executive Compensation, the Report of the Audit Committee of the Board of Directors beginning on page 27 and the Stockholder Return Performance Graph on page 19 are not “soliciting material,” are not deemed filed with the Securities and Exchange Commission and shall not be incorporated by reference into any other filing.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation.

The Compensation Committee administers the Corporation’s stock option plans, makes annual recommendations to the full Board of Directors regarding the Chief Executive Officer’s salary, bonus, and equity-based compensation, and oversees the executive compensation program for the Corporation’s other employees, including its executive officers. During fiscal year 2003, the Compensation Committee was composed of three independent directors who were not employees of the Corporation.

Compensation Philosophy

The Corporation’s compensation policies for executive officers are based on the belief that the interests of executives should be closely aligned with those of the Corporation’s stockholders. The compensation policies are designed to achieve the following objectives:

•	Offer compensation opportunities that attract highly qualified executives, reward exceptional initiative and achievement, and retain the leadership and skills necessary to build long-term stockholder value.

•	Maintain a significant portion of executives’ total compensation at risk, tied to both the annual and long-term financial performance of the Corporation and the creation of stockholder value.

•	Further the Corporation’s short-term and long-term strategic goals and values by aligning compensation with business objectives and individual performance.

Executive Compensation

Compensation of executive officers other than the Chief Executive Officer is determined by the Chief Executive Officer and is subject to review by the Compensation Committee. The Compensation Committee historically has obtained outside survey data regarding executive and senior level compensation and provided this data to the Chief Executive Officer to assist him in making compensation decisions. Compensation for executive officers is comprised of base salary, annual cash bonuses and periodic stock option grants.

Base salary:    Annual determinations of base salaries are made based in part on the competitive pay practices of companies in the same industry of similar size and market capitalization, the skills, performance level, and contribution to the business of the individual executives, and the needs of the Corporation.

Annual cash incentive awards:    The Corporation’s executive officers are eligible to receive annual cash bonus awards designed to motivate executives to attain short-term and longer-term corporate and individual management goals. Award levels vary depending upon the achievement of performance criteria established by the Chief Executive Officer. The bonus criteria for each executive officer are tailored to the achievement of financial and operational goals specifically developed for that officer’s area or responsibility, as well as overall corporate performance and the attainment of other individual objectives. Consequently, there is a direct link between the compensation of the executive officers and the Corporation’s performance.

Industry benchmark bonus:    When the Corporation’s results exceed the performance of the 50th percentile of the high-tech universe of the Russell 2000, an add-on is applied to the executive officers’ compensation. In calculating this bonus, the Corporation’s performance is based on revenue growth, profit before taxes and profit before tax as a percentage of sales.

Long-term incentives:    The Compensation Committee believes that stock options are an excellent vehicle for compensating its officers and employees. The Corporation provides long-term incentives through its stock option and stock purchase plans, a purpose of which is to create a direct link between executive compensation and increases in stockholder value. Stock options are granted at fair market value and vest in installments, generally over four years. When determining option awards for an executive officer, the Compensation Committee considers the executive’s current contribution to the Corporation’s performance, the anticipated contribution to meeting the Corporation’s long-term strategic performance goals, and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of the Corporation’s Common Stock, this portion of the executive’s compensation is directly aligned with an increase in stockholder value.

Deferred compensation plan:    An executive non-qualified deferred compensation plan was established during fiscal 2001. In accordance with the deferred compensation plan, executives of the Corporation may elect to contribute up to 35% of their total compensation in a deferral account.

Compensation of Chief Executive Officer.    The Chief Executive Officer’s compensation is comprised of base salary, annual cash incentive awards and stock option grants.

In determining the base salary paid to Mr. Bertelli for the year ended June 30, 2003, the Compensation Committee considered his level of responsibility, salary increases awarded to him in the past, his experience, his potential, and compensation programs of other companies of similar size and characteristics. Mr. Bertelli’s base salary for fiscal 2003 was $364,246, which represented an increase of approximately 16% over his base salary for the prior year. During fiscal year 2002, Mr. Bertelli voluntarily decreased his monthly base salary for ten months by approximately 15% of the monthly base salary he received during fiscal 2001. Mr. Bertelli’s base salary for fiscal 2003 reflects the elimination of such voluntary decrease.

Annual cash bonuses to Mr. Bertelli are based on the attainment of individual and corporate performance targets established at the beginning of the fiscal year. Mr. Bertelli received a cash bonus of $234,764 with respect to the year ended June 30, 2003 in recognition of his achievement of certain goals. Set forth below under the heading “Option Grants, Exercises and Holdings” in the section of this proxy statement entitled “Executive Compensation” are the options granted to Mr. Bertelli during the year ended June 30, 2003, as well as options granted subsequent to the close of fiscal year 2003.

Tax Deductibility of Compensation.    In 1993, the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid to the Chief Executive Officer and to the four most highly compensated executive officers, other than the Chief Executive Officer. Generally, amounts paid in excess of $1,000,000 to a covered executive cannot be deducted, unless the compensation is paid pursuant to a plan which is performance related, non-discretionary and has been approved by the Corporation’s stockholders. In its deliberations, the Compensation Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Compensation Committee considers commensurate with their responsibilities and achievements. The Corporation has not adopted a policy that all executive compensation be fully deductible.

By the Compensation Committee of the Board of

Directors of Mercury Computer Systems, Inc.

Sherman N. Mullin, Chairman

Russell K. Johnsen

STOCKHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total stockholder return of the Corporation’s Common Stock against the cumulative total return of the MG Group 810 Diversified Computer Systems Index (consisting of 13 companies) and the Russell 2000 Index for the period June 30, 1998 through June 30, 2003. The graph and table assume that $100 was invested on June 30, 1998 in each of the Corporation’s Common Stock, the MG Group 810 Diversified Computer Systems Index, and the Russell 2000 Index and that all dividends were reinvested. This data was furnished by Media General Financial Services, Richmond, Virginia.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

AMONG MERCURY COMPUTER SYSTEMS, INC.,

MG GROUP INDEX AND RUSSELL 2000 INDEX

MEASUREMENT PERIOD	MERCURY COMPUTER SYSTEMS, INC.	MG GROUP INDEX	RUSSELL 2000 INDEX
6/30/98	100.00	100.00	100.00
6/30/99	222.41	212.95	100.55
6/30/00	445.69	253.82	113.46
6/30/01	608.28	170.09	112.46
6/30/02	298.90	98.69	101.41
6/30/03	251.03	116.32	98.28

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2003, Sherman N. Mullin, James A. Dwyer and Russell K. Johnsen served on the Compensation Committee of the Corporation’s Board of Directors for the entire year. No member of the Compensation Committee was an officer or employee of the Corporation or any of its subsidiaries during fiscal year 2003 or had any business relationship or affiliation with the Corporation or any of its subsidiaries (other than his service as a director). Mr. Dwyer resigned from the Board of Directors and the Compensation Committee in September 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Northland.    In 1996, the Corporation entered into a contract with NDC Development Associates, Inc. (“Northland”) to perform design, development, permitting and management activities related to the construction of new corporate facilities. An officer and principal of Northland is an immediate family member of the Corporation’s Chief Executive Officer, James R. Bertelli. The Corporation entered into another agreement with Northland in January 2003, to assist with the design, permitting activities and oversight of the construction of a new facility. This current arrangement was subjected to a competitive pricing analysis and review by the Audit Committee of the Board of Directors to ensure that the terms of the arrangement are fair and no less favorable to the Corporation than could be obtained from unaffiliated parties.

The Corporation paid Northland fees of $200,619, $83,008 and $29,453 for fiscal year 2003, 2002 and 2001, respectively. The Corporation believes that these fees paid to Northland were made in the ordinary course of business on terms that were no less favorable to the Corporation than could have been obtained from unaffiliated parties. As of June 30, 2003, $25,049 was included in accounts payable for amounts owed to Northland by the Corporation. The Corporation owed no amounts to Northland as of June 30, 2002.

KLA-Tencor.    Richard P. Wallace, a former member of the Corporation’s Board of Directors, is a corporate officer of KLA-Tencor Corporation (“KLA-Tencor”). In the ordinary course of business, KLA-Tencor purchases products from the Corporation. In fiscal year 2003, 2002 and 2001, revenues recognized by the Corporation from KLA-Tencor were $8.9 million, $2.7 million and $0.9 million, respectively. As of June 30, 2003 and 2002, $470,816 and $336,788, respectively, were included in accounts receivable and represented amounts due from KLA-Tencor for purchases of the Corporation’s products. As of June 30, 2003 and 2002, the Corporation had no amounts payable to KLA-Tencor. Mr. Wallace resigned from the Board of Directors in September 2003.

Other.    The Corporation has arrangements with other parties that do not meet the technical disclosure requirements of related parties and are not material in the aggregate. These individual arrangements either fall under reporting thresholds or are with non-immediate family members of executive officers of the Corporation. The Corporation believes that the terms of these arrangements, which are based upon hourly rates for services performed, were fair and no less favorable to the Corporation than could have been obtained from unaffiliated parties.

EXECUTIVE OFFICERS

Executive officers hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders (or special meeting in lieu thereof) and until their successors are elected and qualified or until their earlier death, resignation or removal. The following persons are the executive officers of the Corporation:

Name	Age	Position
James R. Bertelli	63	President, Chief Executive Officer, Director and Co-founder
Robert D. Becker.	44	Senior Vice President, Engineering and Operations
David L. Bertelli	59	Senior Vice President, Organizational Development
Douglas F. Flood	46	Vice President, Corporate Development
Joseph M. Hartnett	38	Vice President, Interim Chief Financial Officer, Controller and Chief Accounting Officer
Barry S. Isenstein	47	Vice President and General Manager, Defense Electronics Group
Vincent A. Mancuso.	56	Vice President, Corporate Marketing
Mark F. Skalabrin	40	Vice President and General Manager, OEM Solutions Group
Didier M.C. Thibaud	42	Vice President and General Manager, Medical Business Group

Mr. James Bertelli co-founded the Corporation in 1981, and has served as the Corporation’s President, Chief Executive Officer and a director since that time. For further information, see “Proposal 1: Election of Class III Directors – Information Regarding Directors.”

Mr. Becker joined the Corporation in May 2001 as Vice President of Engineering and has served as Senior Vice President, Engineering and Operations since November 2001. Before joining the Corporation, Mr. Becker was Vice President of Engineering at Microtouch Systems (now part of 3M Corporation) from 1998 to 2001. From 1993 to 1998, he was Vice President of Engineering at Picture Tel Corporation.

Mr. David Bertelli joined the Corporation in October 1987 as Director of Organizational Development and has served as Senior Vice President, Organizational Development since November 2000. He is responsible for aligning the Corporation’s structure and resources to its business strategy as its Senior Vice President, Organizational Development. He joined the Corporation from SRI-Gallup, where he was a senior associate responsible for the study of successful sales people in high technology. Previously, Mr. Bertelli was Director of Human Resources at Wang Laboratories, Inc. during a period in which the company grew from 4,000 to 32,000 employees. Prior to that, he was Managing Director at SKB Associates, and project director in charge of a pilot program for the U.S. Department of Justice.

Mr. Flood joined the Corporation in October 1998 as Vice President, Corporate Development, and is responsible for identifying and developing new business and market opportunities for the Corporation. This includes exploring strategic partnership, merger and acquisition opportunities, and technology licensing possibilities, in order to ensure the Corporation’s continued leadership in its core market segments, as well as to identify and pursue new markets for its technology. Prior to joining the Corporation, Mr. Flood was Senior Vice President for business development and planning at FTP Software, Inc., where he identified and managed partnerships and acquisitions, including alliances with MCI WorldCom and IBM. He has also held positions with the law firm of Fish & Richardson, a practice concentrating in licensing and copyright; the Dun & Bradstreet Corp.; and Raytheon Company.

Mr. Hartnett joined the Corporation as Controller and Chief Accounting Officer in July 2002 and is responsible for finance, administration, and treasury functions. Mr. Hartnett was elected Interim Chief Financial Officer effective June 27, 2003. Before joining the Corporation, Mr. Hartnett served as Corporate Controller for Sycamore Networks and Object Design from 1997 to 2002. Mr. Hartnett is a certified public accountant and previously was an Audit Manager at Deloitte & Touche.

Mr. Isenstein joined the Corporation in 1984 and has been Vice President and General Manager, Defense Electronics Group since December 2002. Mr. Isenstein has held several positions while at the Corporation including: Vice President and General Manager of the Wireless Communications Group, strategic marketing and application engineering roles. Prior to joining the Corporation, he spent three years on staff at Case Western Reserve University at the Picture Processing Laboratory facility of the Biomedical Engineering department.

Mr. Mancuso joined the Corporation in January 1997 as Vice President and Director of Government Electronics Group. In December 2002, Mr. Mancuso was named Vice President, Corporate Marketing. Before joining the Corporation, Mr. Mancuso was Director of Federal Sales at Siemens Pyramid Information Systems, Inc. from 1995 to 1996. From 1993 to 1995, he was Vice President of Consulting at Federal Sources, Inc., an information services company. From 1991 to 1992, he was Vice President and General Manager at Government Technology Services, Inc., Advanced Systems Division. Mr. Mancuso served 19 years at Hewlett Packard in various sales and marketing management positions.

Mr. Skalabrin joined the Corporation in 1991 as an Application Engineer and has served as Vice President and General Manager, OEM Solutions Group since November 2001. Prior to joining the Corporation in 1991, Mr. Skalabrin worked for the Naval Undersea Warfare Engineering Station in Keyport, Washington developing advanced signal processing solutions. He was also assigned to the Naval Sea Systems Command in Washington, D.C. working on the DARPA-sponsored unmanned undersea vehicle program.

Mr. Thibaud joined the Corporation in 1995 as an Account Executive and has been the Vice President and General Manager, Medical Business Group since December 2002. Prior to joining the Corporation in 1995, Mr. Thibaud was technical director and account manager for Horizon Technologies, developing European business for digital signal processing (DSP) products. Previously, at ONERA, the French National Research Center for Aerospace, he spent several years managing research and development of DSP applications in medical and defense electronics and was engineering manager for multiprocessor systems for tracking and surveillance radar. Mr. Thibaud started his career with CHU Lille hospital’s center for medical signal processing research.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded to, earned by or paid for the Corporation’s three most recent fiscal years ended June 30th to the Corporation’s Chief Executive Officer, each of the Corporation’s four other most highly compensated executive officers, and one individual who would have been among these four most highly compensated executive officers had he been an executive officer of the Corporation at the end of fiscal year 2003 (the “Named Executive Officers”):

Summary Compensation Table

		Annual Compensation							Long-Term Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Other Annual Compensation ($)			Securities Underlying Options (#)	All Other Compensation ($)
James R. Bertelli, President and CEO	2003 2002 2001	$ $ $	364,246 314,052 352,715	$ $ $	234,764 54,585 245,443	$ $ $	15,163 18,048 18,169	(2) (2) (2)	115,000 78,820 42,381	$ $ $	56,828 19,965 21,771	(3) (4) (5)

Robert D. Becker, Senior Vice President, Engineering and Operations (6)	2003 2002	$ $	208,146 186,967	$ $	102,124 24,188		— —		38,000 33,850	$ $	9,937 9,340	(7) (8)

David L. Bertelli, Senior Vice President, Organizational Development (9)	2003		$175,746		$87,774		$12,322	(2)	25,000		$24,021	(10)

Douglas F. Flood, Vice President, Corporate Development	2003 2002 2001	$ $ $	187,682 173,564 187,250	$ $ $	73,589 39,892 104,446		$12,322 — —	(2)	13,500 12,810 10,500	$ $ $	28,933 22,212 24,420	(11) (12) (13)

Vincent A. Mancuso, Vice President, Corporate Marketing	2003 2002 2001	$ $ $	173,694 165,456 178,500	$ $ $	73,722 70,760 75,708	$ $ $	13,336 16,268 16,887	(2) (2) (2)	15,000 20,680 7,000	$ $ $	24,505 18,345 17,347	(14) (15) (16)

John F. Alexander II, Former Senior Vice President, Treasurer and CFO (17)	2003 2002	$ $	250,016 57,696	$ $	127,842 9,375		— —		7,500 80,000	$ $	12,049 1,445	(18) (19)

(1)	For fiscal year 2003, does not include certain bonus amounts which could not be determined as of the date of this proxy statement. These amounts related to the Corporation’s bonus program that applies an add-on to an executive officer’s compensation if the Corporation’s results exceed the performance of the 50th percentile of the high-tech universe of the Russell 2000, based on revenue growth, profit before taxes and profit before tax as a percentage of sales. For fiscal years 2001 and 2002, includes such bonus amounts which were determined subsequent to the applicable year-end.
(2)	Represents automobile allowance and compensation related to automobile leases provided by the Corporation.
(3)	Represents a $7,321 matching contribution by the Corporation into Mr. Bertelli’s 401(k) plan for the benefit of Mr. Bertelli, a premium of $48,107 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Bertelli, and $1,400 paid in connection with tax preparation fees.
(4)	Represents a $4,497 matching contribution by the Corporation into Mr. Bertelli’s 401(k) plan for the benefit of Mr. Bertelli, a premium of $12,686 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Bertelli, and $2,782 paid in connection with tax preparation fees.

(5)	Represents a $5,100 matching contribution by the Corporation into Mr. Bertelli’s 401(k) plan for the benefit of Mr. Bertelli, and a premium of $16,671 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Bertelli.
(6)	Mr. Becker became an executive officer of the Corporation in November 2001.
(7)	Represents a $6,261 matching contribution by the Corporation into Mr. Becker’s 401(k) plan for the benefit of Mr. Becker, and a premium of $3,676 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Becker.
(8)	Represents a $9,340 matching contribution by the Corporation into Mr. Becker’s 401(k) plan for the benefit of Mr. Becker.
(9)	Mr. David Bertelli became an executive officer of the Corporation in November 2002.
(10)	Represents a $4,410 matching contribution by the Corporation into Mr. Bertelli’s 401(k) plan for the benefit of Mr. Bertelli, and a premium of $19,611 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Bertelli.
(11)	Represents a $6,373 matching contribution by the Corporation into Mr. Flood’s 401(k) plan for the benefit of Mr. Flood, and a premium of $22,560 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Flood.
(12)	Represents a $3,072 matching contribution by the Corporation into Mr. Flood’s 401(k) plan for the benefit of Mr. Flood, and a premium of $19,140 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Flood.
(13)	Represents a $5,100 matching contribution by the Corporation into Mr. Flood’s 401(k) plan for the benefit of Mr. Flood, and a premium of $19,320 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Flood.
(14)	Represents a $6,815 matching contribution by the Corporation into Mr. Mancuso’s 401(k) plan for the benefit of Mr. Mancuso, and a premium of $17,690 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Mancuso.
(15)	Represents a $6,633 matching contribution by the Corporation into Mr. Mancuso’s 401(k) plan for the benefit of Mr. Mancuso, and a premium of $11,712 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Mancuso.
(16)	Represents a $5,100 matching contribution by the Corporation into Mr. Mancuso’s 401(k) plan for the benefit of Mr. Mancuso, and a premium of $12,247 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Mancuso.
(17)	Mr. Alexander joined the Corporation in April 2002 and subsequently resigned from the Corporation in June 2003.
(18)	Represents a $8,639 matching contribution by the Corporation into Mr. Alexander’s 401(k) plan for the benefit of Mr. Alexander, and a premium of $3,410 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Alexander.
(19)	Represents a $1,445 matching contribution by the Corporation into Mr. Alexander’s 401(k) plan for the benefit of Mr. Alexander.

Stock Option and Stock Purchase Plans

The Corporation had in effect its 1998 Stock Option Plan for Non-Employee Directors (the “1998 Plan”), which was terminated in August 2001, with no options having been granted under such Plan in 2001; however, certain persons continue to hold options to purchase shares of common stock granted under the 1998 Plan. Additionally, the Corporation has in effect its 1997 Employee Stock Purchase Plan, 1997 Plan, 1993 Stock Option Plan for Non-Employee Directors, 1991 Stock Option Plan, and 1982 Stock Option Plan (together with the 1998 Plan, collectively the “Stock Option and Purchase Plans”). Like the 1998 Plan, the Corporation is no longer permitted to grant options under its 1982 Stock Option Plan or its 1993 Stock Option Plan for Non-Employee Directors; however, certain persons continue to hold options to purchase shares of common stock granted under the 1993 Stock Option Plan for Non-Employee Directors. The Compensation Committee of the Board of Directors is responsible for the administration and interpretation of the Stock Option and Purchase Plans. Copies of the Stock Option and Purchase Plans are available from the Clerk of the Corporation upon request.

Option Grants, Exercises and Holdings

Option Grants.    The following table sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended June 30, 2003. The Corporation did not issue any stock appreciation rights, or SARs, during the fiscal year.

Option Grants in Last Fiscal Year (1)

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
						5% ($)	10% ($)
James R. Bertelli	115,000	(3)	13.2032%	$16.45	8/5/12	$1,189,711	$3,014,962
Robert D. Becker	38,000	(4)	4.3628%	$19.01	8/2/12	$454,301	$1,151,288
David L. Bertelli	25,000	(5)	2.8703%	$19.01	8/2/12	$298,882	$757,426
Douglas F. Flood	13,500	(6)	1.5499%	$19.01	8/2/12	$161,396	$409,010
Vincent A. Mancuso	15,000	(7)	1.7222%	$19.01	8/2/12	$179,329	$454,456
John F. Alexander II	7,500	(8)	0.8611%	$23.60	9/30/12	$111,314	$282,092

(1)	Includes option grants set forth in the Corporation’s proxy statement for its 2002 Special Meeting of Stockholders under the heading “Options Granted Subsequent to June 30, 2002.”
(2)	In accordance with the rules of the Securities and Exchange Commission, shown are the gains or “option spreads” that would exist for the respective options granted. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent the Corporation’s estimate or projection of future Common Stock prices.
(3)	No options were exercisable at June 30, 2003. Options vest as to 115,000 shares in increments of 28,750 shares on August 5 in each of 2003, 2004, 2005 and 2006 so long as Mr. Bertelli’s employment with the Corporation has not been terminated.
(4)	No options were exercisable at June 30, 2003. Options vest as to 38,000 shares in increments of 9,500 shares on August 2 in each of 2003, 2004, 2005 and 2006 so long as Mr. Becker’s employment with the Corporation has not been terminated.
(5)	No options were exercisable at June 30, 2003. Options vest as to 25,000 shares in increments of 6,250 shares on August 2 in each of 2003, 2004, 2005 and 2006 so long as Mr. Bertelli’s employment with the Corporation has not been terminated.
(6)	No options were exercisable at June 30, 2003. Options vest as to 13,500 shares in increments of 3,375 shares on August 2 in each of 2003, 2004, 2005 and 2006 so long as Mr. Flood’s employment with the Corporation has not been terminated.

(7)	No options were exercisable at June 30, 2003. Options vest as to 15,000 shares in increments of 3,750 shares on August 2 in each of 2003, 2004, 2005 and 2006 so long as Mr. Mancuso’s employment with the Corporation has not been terminated.
(8)	No options were exercisable at June 30, 2003.

Options Granted Subsequent to June 30, 2003

Individual	Shares	Exercise Price
James R. Bertelli	75,000	$19.03
David L. Bertelli	0	—
Dr. Gordon B. Baty	6,000	$19.03
Robert D. Becker	20,000	$19.03
Dr. Albert P. Belle Isle	6,000	$19.03
Douglas F. Flood	10,000	$19.03
Joseph M. Hartnett	0	—
Barry S. Isenstein	16,000	$19.03
Russell K. Johnsen	6,000	$19.03
Vincent A. Mancuso	4,000	$19.03
Sherman N. Mullin	6,000	$19.03
Mark F. Skalabrin	15,000	$19.03
Lee C. Steele	0	—
Didier M.C. Thibaud	15,000	$19.03
Dr. Richard D. Wishner	0	—

Total	179,000

Aggregated Option Exercises in Last Fiscal Year and June 30, 2003 Option Values.    The following table provides information on option exercises and on the value of the Named Executive Officers’ unexercised options at June 30, 2003.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
James R. Bertelli	—	—	164,577	193,980	$1,417,391	$229,096
Robert D. Becker	—	—	22,509	73,341	$0	$0
David L. Bertelli	—	—	25,660	49,660	$4,230	$4,230
Douglas F. Flood	—	—	40,155	66,155	$210,650	$325,550
Vincent A. Mancuso	—	—	37,740	38,640	$283,860	$8,460
John F. Alexander II	—	—	20,000	67,500	$0	$0

(1)	Value of unexercised in-the-money stock options represents the difference between the exercise prices of the stock options and the closing price of the Corporation’s Common Stock on The Nasdaq National Market on June 30, 2003, which was $18.20.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of the Corporation with respect to the Corporation’s audited financial statements for the fiscal year ended June 30, 2003. The Audit Committee acts under a written charter adopted in September 2002. Each member of the Audit Committee is independent, as defined by its charter and in accordance with the rules of the National Association of Securities Dealers, and possesses the experience required by such charter and rules.

Management is responsible for the Corporation’s internal controls and financial reporting process. The Corporation’s independent auditors are responsible for performing an independent audit of the Corporation’s financial statements in accordance with generally accepted auditing standards and issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee reviewed the Corporation’s audited financial statements for the fiscal year ended June 30, 2003, and discussed these financial statements with the Corporation’s management. Management represented to the Audit Committee that the Corporation’s financial statements had been prepared in accordance with generally accepted accounting principles. The Audit Committee also reviewed and discussed the audited financial statements and the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, (Communication with Audit Committees) with the Corporation’s independent auditors. That Statement of Accounting Standards requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit. The Audit Committee received the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence.

Based on its review and the discussions with management and the independent auditors described above, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Corporation’s Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

Management has advised the Audit Committee that aggregate fees for professional services rendered for the Corporation by PricewaterhouseCoopers LLP for the fiscal years ended June 30, 2003 and 2002 were as follows:

	2003	2002
Audit	$395,000	$261,000
Audit-Related	65,000	163,000
Tax	140,000	300,000
All Other	1,000	—

	$601,000	$724,000

Audit fees for the years ended June 30, 2003 and 2002 were for professional services rendered for the audit of the Corporation’s consolidated financial statements, statutory audits, and reviews of the financial statements included in each of the Corporation’s Quarterly Reports on Form 10-Q.

Audit-related fees for the fiscal years ended June 30, 2003 and 2002 were for due diligence services related to mergers and acquisitions, accounting consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards.

Tax fees for the fiscal years ended June 30, 2003 and 2002 were for services related to tax compliance, planning and advice, including tax return preparation, assistance with tax audits, and advice related to mergers and acquisitions.

All other fees for the fiscal year ended June 30, 2003 were for a license fee.

The Audit Committee has considered and determined that the provision of non-audit services in 2003 was compatible with maintaining the independence of the auditors. The Audit Committee pre-approves all audit and non-audit services provided by the Corporation’s independent auditors. Non-audit services may only be approved to the extent that they are not prohibited under applicable law and the Audit Committee reasonably determines that the non-audit services do not impair the independence of the independent auditors.

By the Audit Committee of the Board of

Directors of Mercury Computer Systems, Inc.

Dr. Gordon B. Baty, Chairman

Dr. Albert P. Belle Isle

Russell K. Johnsen

Lee C. Steele (effective July 28, 2003)

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors to examine the consolidated financial statements of the Corporation and its subsidiaries for the fiscal year ended June 30, 2004. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions. The engagement of PricewaterhouseCoopers LLP was approved by the Audit Committee of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s officers and directors and persons beneficially owning more than 10% of the outstanding Common Stock of the Corporation to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% beneficial owners of Common Stock are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Corporation believes that during the fiscal year ended June 30, 2003 all Section 16(a) filing requirements applicable to its officers, directors, and beneficial owners of greater than 10% of its Common Stock were complied with, except that James A. Dwyer, a former director of the Corporation, inadvertently filed four (4) Forms 4 late with a total of sixteen (16) transactions not being reported on a timely basis.

DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Corporation’s proxy statement relating to the Annual Meeting of Stockholders to be held in 2004 must be received at the Corporation’s principal executive offices in Chelmsford, Massachusetts on or before June 16, 2004. Receipt by the Corporation of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

In addition to the SEC requirements regarding stockholder proposals, the Corporation’s By-Laws contain provisions regarding matters to be brought before stockholder meetings. If stockholder proposals, including proposals regarding the election of directors, are to be considered at the 2004 Annual Meeting of Stockholders, notice of them whether or not they are included in the Corporation’s proxy statement and form of proxy must be given by personal delivery or by United States mail, postage prepaid, to the Clerk of the Corporation on or before August 7, 2004. The notice must include the information set forth in the Corporation’s By-Laws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals subject to SEC rules governing the exercise of this authority.

It is suggested that any stockholder proposal be submitted by certified mail, return receipt requested.

OTHER MATTERS

Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

EXPENSES AND SOLICITATION

The cost of this solicitation of proxies will be borne by the Corporation. In addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee, and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. In addition, the Corporation has retained Strategic Stock Surveillance, LLC to assist in soliciting proxies and will pay fees estimated at $7,500, plus disbursements, in connection with the solicitation.

ANNUAL REPORT ON FORM 10-K

THE CORPORATION WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE CORPORATION’S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO INVESTOR RELATIONS, MERCURY COMPUTER SYSTEMS, INC., 199 RIVERNECK ROAD, CHELMSFORD, MASSACHUSETTS 01824.

By Order of the Board of Directors

ANTHONY J. MEDAGLIA, JR., Clerk

Chelmsford, Massachusetts

October 14, 2003

DETACH HERE

PROXY	MERCURY COMPUTER SYSTEMS, INC. SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS NOVEMBER 17, 2003	PROXY

The undersigned hereby appoints James R. Bertelli and Anthony J. Medaglia, Jr., and each of them singly, with full power of substitution, proxies to represent the undersigned at the Special Meeting in Lieu of the 2003 Annual Meeting of Stockholders of Mercury Computer Systems, Inc. to be held on November 17, 2003 at 10:00 a.m., local time, at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting including the proposals set forth on the reverse side of this Proxy Card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR CLASS III DIRECTORS NAMED IN THE PROXY STATEMENT, FOR THE APPROVAL OF THE AMENDMENT TO THE 1997 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE THEREUNDER, FOR THE APPROVAL OF THE AMENDMENT TO THE 1997 STOCK OPTION PLAN TO AUTHORIZE GRANTS OF RESTRICTED STOCK THEREUNDER, AND IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING .

PLEASE VOTE, DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

DETACH HERE

(X) PLEASE MARK VOTES AS IN THIS EXAMPLE.

MERCURY COMPUTER SYSTEMS, INC.

1. Election of Class III Directors:

Nominess:
(01) James R. Bertelli
(02) Russell K. Johnsen

FOR ☐ WITHHELD ☐
☐ For all nominees except as noted above

2. To approve an amendment to the Mercury Computer Systems, Inc. 1997 Stock Option Plan to increase the number of shares of common stock authorized for issuance thereunder by 1,000,000 shares from 6,650,000 shares to 7,650,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. To approve an amendment to the Mercury Computer Systems, Inc. 1997 Stock Option Plan to authorize grants of restricted stock thereunder up to 100,000 shares in the aggregate and to make corresponding changes as described in the Proxy Statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Mark box at right if an address change or comment has been noted on the reverse side of this card.	☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given.

PLEASE BE SURE TO DATE AND SIGN THIS PROXY.

Signature:	Date:	Signature:	Date:

MERCURY COMPUTER SYSTEMS, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Card. There are a number of issues related to the management of your company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it, and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Stockholders on November 17, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Mercury Computer Systems, Inc.

MERCURY COMPUTER SYSTEMS, INC.

1997 STOCK OPTION PLAN

1.    PURPOSE OF THE PLAN.

This stock option plan (the “Plan”) is intended to encourage ownership of the stock of Mercury Computer Systems, Inc. (the “Company”) by employees and advisors of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

2.    STOCK SUBJECT TO THE PLAN.

(a) The maximum number of shares of common stock, par value $.01 per share, of the Company (the “Common Stock”) for which options may be granted under this Plan shall be six million six hundred fifty thousand (6,650,000) shares. The maximum number of shares of Common Stock available for granting incentive stock options under this Plan shall be six million six hundred fifty thousand (6,650,000) shares. These limitations and all other limitations on the number of shares referenced in this Plan shall be subject to adjustment as provided in Section 12 of the Plan. Shares issued under the Plan may be authorized but unissued shares of Common Stock, or shares of Common Stock held in treasury by the Company.

(b) If an option granted hereunder shall expire or terminate for any reason without having vested fully or having been exercised in full, the unvested and/or unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

(c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

3.    ADMINISTRATION OF THE PLAN.

The Plan shall be administered by a committee (the “Committee”) consisting of two or more members of the Company’s Board of Directors. The selection of persons for participation in the Plan and all decisions concerning the timing, pricing and amount of any grant or award under the Plan shall be made solely by the Committee. The Board of Directors may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

4.    TYPE OF OPTIONS.

Options granted pursuant to the Plan shall be authorized by action of the Committee and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Committee. The Plan shall be administered by the Committee in such manner as to permit options to qualify as incentive stock options under the Code.

5.    ELIGIBILITY.

Options designated as incentive stock options shall be granted only to employees (including officers and directors who are also employees) of the Company and any of its subsidiaries. Options designated as non-qualified options may be granted to officers, directors, employees, consultants, and advisors of the Company or of any of its subsidiaries. “Subsidiary” or “subsidiaries” shall be as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the “Regulations”) and shall include present and future subsidiaries.

The Committee shall, from time to time, at its sole discretion, select from such eligible individuals those to whom options shall be granted and shall determine the number of shares to be subject to each option. In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be granted to any individual, the Committee in its sole discretion shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the combined voting power of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 7 hereof shall apply.

The maximum number of shares of the Company’s Common Stock with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 200,000 shares, taking into account shares granted during such taxable year under options that are terminated or repriced.

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6.    OPTION AGREEMENT.

(a) Each option shall be evidenced by an option agreement (the “Agreement”) duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Committee. More than one option may be granted to an individual.

(b) Unless the Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any option (whether vested or unvested, exercised or unexercised) at any time if the optionee is not in compliance with all applicable provisions of the Agreement and the Plan, or if the optionee engages in any “Detrimental Activity.” For purposes of this Section 6, “Detrimental Activity” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company’s Employee Confidentiality Agreement or such other agreement regarding confidential information and intellectual property that the optionee and the Company may enter into (collectively, the “Confidentiality Agreement”), relating to the business of the Company, acquired by the optionee either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Confidentiality Agreement or otherwise, all right, title and interest in any invention or idea, patentable or not, made or conceived by the optionee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the optionee’s employment for cause; (v) a material violation of any rules, policies, procedures or guidelines of the Company; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; or (vii) the optionee being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company.

(c) Upon exercise, payment, or delivery pursuant to an option, the optionee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event an optionee engages in any Detrimental Activity as set forth in paragraphs (b)(i)-(vii) of this Section 6 prior to, or during the six (6) months after, any exercise, payment, or delivery pursuant to an option, such exercise, payment, or delivery may be rescinded by the Company within two (2) years thereafter. In the event of any such rescission, the optionee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment, or delivery, in such manner and on such

3

terms and conditions as may be required, and the Company shall also be entitled to set-off against the amount of any such gain any amount owed to the optionee by the Company, and to be reimbursed for any attorney’s fees or other costs or expenses incurred in enforcing this Section 6 of the Plan.

7.    OPTION PRICE.

The option price or prices of shares of the Company’s Common Stock for options designated as non-qualified stock options shall be determined by the Committee, but in no event shall the option price of a non-qualified stock option be less than 100% of the fair market value of such Common Stock at the time the option is granted, as determined by the Committee. The option price or prices of shares of the Company’s Common Stock for incentive stock options shall be not less than the fair market value of such Common Stock at the time the option is granted as determined by the Committee in accordance with the Regulations promulgated under Section 422 of the Code. If the shares of Common Stock are listed on any national securities exchange, or traded on the National Association of Securities Dealers Automated Quotation System (“Nasdaq”) National Market System, the fair market value of a share of Common Stock on the date of grant of an option shall be the closing price, if any, on the largest such exchange, or if not traded on an exchange, the Nasdaq National Market System on such day, or if the date of grant is not a business day, the business day immediately preceding the date of the grant, or if there are no sales of shares of Common Stock on the date of grant or on the business day immediately preceding the date of grant, the fair market value of a share of Common Stock shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in NASDAQ/NM, the fair market value shall be the mean between the average of the “Bid” and the average of the “Ask” prices, if any, as reported in the National Daily Quotation Service for the date of grant, or if the date of grant is not a business day the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding two sentences, it shall be determined in good faith by the Committee.

8.    MANNER OF PAYMENT; MANNER OF EXERCISE.

(a) Options granted under the Plan may provide for the payment of the exercise price, as determined by the Committee and set forth in the Agreement, by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee, or (iv) payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The fair

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market value of any shares of the Company’s Common Stock which may be delivered upon exercise of an option shall be determined by the Committee in accordance with Section 7 hereof. To facilitate clause (iv) above, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The date of exercise shall be the date of delivery of such exercise notice.

(b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after 9:00 a.m. but not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option. Upon exercise of the option and payment as provided above, the optionee shall become a stockholder of the Company as to the Shares acquired upon such exercise.

9.    VESTING OF OPTIONS.

Except as otherwise provided in an optionee’s Agreement, each option granted under the Plan shall, subject to Section 10 and Section 12 hereof, be exercisable with reference to the option’s Vesting Reference Date (the date selected by the Committee) as follows: prior to the First Anniversary Date of the Vesting Reference Date—zero percent (0%); on the First Anniversary Date of the Vesting Reference Date—twenty five percent (25%); on the Second Anniversary Date of the Vesting Reference Date—fifty percent (50%); on the Third Anniversary Date of the Vesting Reference Date—seventy-five percent (75%); and on the Fourth Anniversary Date of the Vesting Reference Date—one hundred percent (100%). Notwithstanding any other provisions of this section, in the event of a Change of Control (as hereinafter defined) of the Company, fifty percent (50%) of the unvested shares of each Participant with a minimum of six months’ service will automatically be fully Vested; in the event of a Change of Control of the Company not approved by the Board of Directors prior to such Change of Control, all of the Shares shall be fully Vested immediately upon such Change of Control. For purposes of the Plan, a “Change of Control” shall be deemed to have occurred if any of the following conditions have occurred: (1) the merger or consolidation of the Company with another entity where the Company is not the surviving entity and where after the merger or consolidation (i) its stockholders prior to the merger or consolidation hold less than 50% of the voting stock of the surviving entity and (ii) its Directors prior to the merger or consolidation are less than a majority of the Board of the surviving entity; (2) the sale of all or substantially all of the Company’s assets to a third party and subsequent to the transaction (i) its stockholders hold less than 50% of the stock of said third party and (ii) its Directors are less than a majority of the Board of said third party; (3) a transaction or series of related transactions, including a merger of the Company with another entity where the Company is the surviving entity, whereby 50% or more of the voting stock of the Company is transferred to parties who are not prior thereto stockholders or affiliates of the Company; or (4) the Continuing Directors shall not constitute a majority of the Board of Directors of the Company. The term “Continuing Directors” shall mean a member of

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the Board of Directors of the Company who either was a member of the Board of Directors of the Company on the date this Plan was adopted by the Board of Directors or who subsequently became a director of the Company and whose initial appointment, initial election or initial nomination for election by the Company’s shareholders subsequent to such date was approved by a vote of a majority of the Continuing Directors then on the Board of Directors of the Company.

To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than fifty (50) full shares of Common Stock.

Notwithstanding the foregoing, the Committee may in its discretion (i) specifically provide for another time or times of exercise (but not delay a vesting period) or (ii) accelerate the exercisability of any option subject to such terms and conditions as the Committee deems necessary and appropriate.

10.    TERM AND EXERCISABILITY OF OPTIONS; RELATIONSHIP TO VESTING; NON-EMPLOYEE OPTIONS.

(a) TERM AND EXERCISABILITY.

(1) The term of each option shall be as stated in the optionee’s Agreement, provided            , however, that the term of an option shall not exceed ten (10) years from the date of the granting thereof, subject to earlier termination as provided in the Plan and the Agreement.

(2) Except as otherwise provided in the optionee’s Agreement, or this Section 10, an option granted to any employee who ceases to be an employee of the Company or one of its subsidiaries shall terminate ninety (90) days after the date of such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the last day of the term of the option, whichever occurs first.

(3) Except as otherwise provided in the optionee’s Agreement, if such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such option will terminate on the date the optionee ceases to be an employee of the Company or one of its subsidiaries, or on the last day of the term of the option, whichever occurs first.

(4) Except as otherwise provided in the optionee’s Agreement, if such termination of the employment is because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee, or on the last day of the term of the option, whichever occurs first.

(5) Except as otherwise provided in the optionee’s Agreement, in the event of the death of an optionee, any option granted to such optionee shall terminate on

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the last day of the twelfth month from the date of death, or on the last day of the term of the option, whichever occurs first.

(6) Except as otherwise provided in the optionee’s Agreement, if such termination of employment is because of the retirement of the optionee on or after attaining the minimum age, completing the minimum number of years of service, and satisfying of all other conditions specified for retirement status under the Company’s Retirement Policy Statement as in effect at the time of the grant of the option, such option will terminate on the date that is five (5) years after the date the optionee ceases to be an employee of the Company or one of its subsidiaries, or the last day of the term of the option, whichever occurs first.

(7) Notwithstanding subparagraphs (2) through (6) above, the Committee shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate.

(b) RELATIONSHIP TO VESTING. Except as otherwise provided in the optionee’s agreement, an option granted to an employee who ceases to be an employee of the Company or one of its subsidiaries, whether by having become permanently disabled, as defined in Sedition 22(e)(3) of the Code, by death, or otherwise, shall be exercisable only to the extent that the right to purchase shares under such option has vested and accrued on the date that such optionee ceases to be an employee of the Company or one of its subsidiaries.

(c) NON-EMPLOYEE OPTIONS. The term of an option granted to a non-employee director, a consultant, or any other person who is not an employee of the Company or one of its subsidiaries shall be stated in the optionee’s Agreement, provided, however, that the term of an option shall not exceed ten (10) years from the date of the granting thereof, subject to earlier termination as provided in the Plan and the Agreement. An option granted to a non-employee director, a consultant, or any other person who is not an employee of the Company or one of its subsidiaries shall be exercisable only to the extent so provided in the optionee’s Agreement.

11.    OPTIONS NOT TRANSFERABLE.

The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him; provided, however, that in the case of a non-qualified stock option, the Committee may permit transferability of such options on such terms and conditions as determined by the Committee and set forth in the Option Agreement. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such option.

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12.    RECAPITALIZATIONS, REORGANIZATIONS AND THE LIKE.

(a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

(b) In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any Change of Control of the Company, the purchaser(s) of the Company’s assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change of Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such Change of Control, less the option price therefor. Upon receipt of consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Committee, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 7 hereof. The Committee shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such Change of Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options.

(c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

(d) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

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13. NO SPECIAL EMPLOYMENT RIGHTS.

Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary thereof) or interfere in any way with the right of the Company (or any subsidiary thereof), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

14.    WITHHOLDING.

The Company’s obligation to deliver shares upon the exercise of any option granted under the Plan and any payments or transfers under Section 12 hereof shall be subject to the option holder’s satisfaction of all applicable Federal, state and local income, excise, employment and any other tax withholding requirements.

15.    RESTRICTIONS ON ISSUE OF SHARES.

(a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

(1) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

(2) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

(b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

16.    PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION.

Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to

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counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

17.    MODIFICATION OF OUTSTANDING OPTIONS.

The Committee may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

18.    APPROVAL OF STOCKHOLDERS.

The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders’ meeting, or by written consent of the stockholders as provided for under applicable state law, within twelve (12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board of Directors upon such approval. The Committee may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

19.    TERMINATION AND AMENDMENT.

Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 19, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 18, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under

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the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations.

20.    RESERVATION OF STOCK.

The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

21.    LIMITATION OF RIGHTS IN THE OPTION SHARES.

An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

22.    NOTICES.

Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.

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MERCURY COMPUTER SYSTEMS, INC.

TENTH AMENDMENT TO THE

MERCURY COMPUTER SYSTEMS, INC.

1997 STOCK OPTION PLAN

In accordance with the provisions of Section 19 of the Mercury Computer Systems, Inc. 1997 Stock Option Plan (the “Plan”), the Plan is hereby amended as follows:

1.	Subsection 2(a) of the Plan is hereby amended by deleting said subsection in its entirety and substituting the following in lieu thereof:

“(a) The maximum number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) for which options may be granted under this Plan shall be seven million six hundred fifty thousand (7,650,000) shares. The maximum number of shares of Common Stock available for granting incentive stock options under this Plan shall be seven million six hundred fifty thousand (7,650,000) shares. These limitations and all other limitations on the number of shares referenced in this Plan shall be subject to adjustment as provided in Section 12 of the Plan. Shares issued under the Plan may be authorized but unissued shares of Common Stock, or shares of Common Stock held in treasury by the Company.”

2.	This amendment shall be effective upon approval by the shareholders of Mercury Computer Systems, Inc.

3.	Except as herein above provided, the Plan is hereby ratified, confirmed, and approved in all respects.

MERCURY COMPUTER SYSTEMS, INC.

By:

        Anthony J. Medaglia, Jr.

        Clerk

Approved by the Board of Directors: July 28, 2003

Approved by the Stockholders: November             , 2003

MERCURY COMPUTER SYSTEMS, INC.

ELEVENTH AMENDMENT TO THE

MERCURY COMPUTER SYSTEMS, INC.

1997 STOCK OPTION PLAN

In accordance with the provisions of Section 19 of the Mercury Computer Systems, Inc. 1997 Stock Option Plan (the “Plan”), the Plan is hereby amended as follows:

1.	Section 2 of the Plan is hereby amended by deleting said section in its entirety and substituting the following in lieu thereof:

“2. STOCK SUBJECT TO THE PLAN.

(a) The maximum number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) for which options or shares of restricted stock may be granted under this Plan shall be seven million six hundred fifty thousand (7,650,000) shares, provided that not more than 100,000 shares shall be issued in the form of restricted stock. The maximum number of shares of Common Stock available for granting incentive stock options under this Plan shall be seven million six hundred fifty thousand (7,650,000) shares. These limitations and all other limitations on the number of shares referenced in this Plan shall be subject to adjustment as provided in Section 12 of the Plan. Shares issued under the Plan may be authorized but unissued shares of Common Stock, or shares of Common Stock held in treasury by the Company.

(b) If an option or restricted stock award granted hereunder is forfeited, canceled, reacquired by the Company, satisfied without the issuance of shares of Common Stock or otherwise terminated (other than by exercise), the shares of Common Stock subject thereto shall again be available for subsequent option or restricted stock award grants under the Plan.

(c) Stock issuable upon exercise of an option granted under the Plan or the grant of a restricted stock award may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.”

2.	The Plan is hereby amended by inserting the following new Section 11A. after Section 11 thereof:

“11A. RESTRICTED STOCK AWARDS.

(a) A restricted stock award entitles the recipient to acquire, at such purchase price as determined by the Committee, shares of Common Stock subject to such restrictions and conditions as the Committee may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a restricted stock award is contingent on the grantee executing the restricted stock award agreement. The terms and conditions of each such agreement shall be determined by the Committee, and such terms and conditions may differ among individual restricted stock awards and grantees.

(b) Upon execution of a written instrument setting forth the restricted stock award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the restricted stock, subject to such conditions contained in the written instrument evidencing the restricted stock award. Unless the Committee shall otherwise determine, certificates evidencing the restricted stock shall remain in the possession of the Company until such restricted stock is vested as provided in Section 11A(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c) Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the restricted stock award agreement. If a grantee’s employment (or other service relationship) with the Company and its subsidiaries terminates for any reason, the Company shall have the right to repurchase restricted stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee’s legal representative.

(d) The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the restricted stock and the Company’s right of repurchase or forfeiture shall lapse. Subject to the power of the Committee to accelerate vesting upon a Change of Control, the vesting period for restricted stock shall be at least three years, except that in the case of restricted stock that becomes transferable and no longer subject to risk of forfeiture upon the attainment of pre-established goals, objectives and other conditions, the vesting period shall be at least one year. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be restricted stock and shall be deemed “vested.” Except as may otherwise be provided by the Committee either in the restricted stock award agreement or, subject to Section 19 below, in writing after the restricted stock award agreement is issued, a grantee’s rights in any shares of restricted stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its subsidiaries and such shares shall be subject to the Company’s right of repurchase as provided in Section 11A(c) above.

(e) The restricted stock award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the restricted stock.

(f) Any reference to “option” or “optionee” in sections 3, 12, 13, 14, 15, 16, 17, 18 and 19 shall be deemed to include references to “restricted stock” and “restricted stock holder” respectively, and such sections shall be interpreted to apply equally to restricted stock awards.”

3.	This amendment shall be effective upon approval by the shareholders of Mercury Computer Systems, Inc.

4.	Except as herein above provided, the Plan is hereby ratified, confirmed, and approved in all respects.

MERCURY COMPUTER SYSTEMS, INC.

By:

        Anthony J. Medaglia, Jr.

        Clerk

Approved by the Board of Directors: September 12, 2003

Approved by the Stockholders: November             , 2003